SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

Filed by the Registrant / /

Filed by a Party other than the Registrant: /X/

Check the appropriate box:

         / /      Preliminary Proxy Statement

         / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         / /      Definitive Proxy Statement
         /X/      Definitive Additional Materials

         / /      Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or
                  Section 240.14a-12

                            INTERACTIVE NETWORK, INC.
                (Name of Registrant as Specified In Its Charter)

             INTERACTIVE NETWORK INDEPENDENT SHAREHOLDERS COMMITTEE
                   (Name of Persons(s) Filing Proxy Statement)

         Payment of Filing Fee (Check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials:

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                       -2-



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             INTERACTIVE NETWORK INDEPENDENT SHAREHOLDERS COMMITTEE

June 26, 2000

Dear Fellow Shareholder:

                 YOUR VOTE IS CRITICAL TO YOUR COMPANY'S FUTURE
                        AND THE VALUE OF YOUR INNN SHARES

The Annual Meeting of Interactive Network, Inc. will be held next Friday, June 30th. The Independent Shareholders Committee is extremely concerned by the lack of experience and depth of the current INNN team. We believe you deserve a Board and management better equipped to watch out for your interests and to protect the value of your investment. To that end, the Committee seeks to increase the size of INNN's Board from five to nine and add its five experienced and knowledgeable nominees. WE URGE YOU TO VOTE FOR PROPOSALS 1 AND 2 ON THE COMMITTEE'S PROXY CARD.

                PROXY MONITOR ADVISES SHAREHOLDERS TO VOTE "FOR"
                 THE INDEPENDENT SHAREHOLDERS COMMITTEE'S SLATE

You should be aware that Proxy Monitor, a highly respected national institutional advisory firm, has recommended that shareholders support the Committee's proposal to increase the Board size and has recommended a vote FOR all five of the Committee's nominees. Proxy Monitor stated in its report, "We too conclude that the Committee's nominees appear to be better positioned to guide the company into a difficult future."

             INDEPENDENT COMMITTEE CALLS UPON INTERACTIVE NETWORK TO
                  ADJOURN THE VOTE ON EXCLUSIVE PATENT TRANSFER

Please also be advised that, in a June 22nd press release, the Committee urged that INNN postpone the shareholder vote on Proposal 3, the proposal to approve the grant to TWIN Entertainment, Inc. of an "exclusive" license to use INNN's intellectual property. We believe that INNN should defer the vote on this proposal until after shareholders have been provided with an opinion from an investment banking firm or other qualified expert that would enable them to make an informed decision on this grant of exclusivity regarding your company's valuable intellectual property.

Since time is short and your vote is critical, we have established a method that will enable you to vote by toll-free proxygram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last- minute voting of your shares, please call our proxy solicitors, Innisfree M&A Incorporated, toll-free at 888-750 -5834.

Thank you for your support,


ROBERT H. HESSE                         RICHARD W. PERKINS

  TOLL-FREE      PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE
                 AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8402, Interactive Network Independent Shareholders

    Committee.

3. State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                   Name:                NA.1

                   Broker:              Broker

                   Control Number:      ControlNum

                   Number of Shares:    NumShares

5.  Give the operator your voting preferences, using the proxy text below.
                                     Page 2

          INTERACTIVE NETWORK,INC. 2000 ANNUAL MEETING OF SHAREHOLDERS

                                  FORM OF PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE INTERACTIVE NETWORK

                       INDEPENDENT SHAREHOLDERS COMMITTEE

The undersigned shareholder of Interactive Network, Inc. ("INNN") appoints Robert H. Hesse and Richard Perkins and each of them, as attorneys and agents with full power of substitution to vote all Shares which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company that is currently scheduled to be held on June 30, 2000, at 9:00 a.m., local time, at San Mateo Marriott, 1770 South Amphlett Boulevard, San Mateo, California 94402 and at any adjournments, postponements, continuations or reschedulings thereof and at any special meeting called in lieu thereof, as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. WITH RESPECT TO THE ELECTION OF DIRECTORS (PROPOSAL 2), WHERE NO VOTE IS SPECIFIED OR WHERE A VOTE FOR ALL NOMINEES IS MARKED, THE CUMULATIVE VOTES REPRESENTED BY A PROXY WILL BE CAST AT THE DISCRETION OF THE PROXIES NAMED HEREIN IN ORDER TO ELECT AS MANY NOMINEES AS BELIEVED POSSIBLE UNDER THE THEN PREVAILING CIRCUMSTANCES. IF YOU WITHHOLD YOUR VOTE FOR A NOMINEE, ALL OF YOUR CUMULATIVE VOTES WILL BE DISTRIBUTED TO THE REMAINING NOMINEES. WITH RESPECT TO PROPOSALS 3, 4 AND 5, IF NO MARKING IS MADE, THIS PROXY WILL BE TREATED AS DIRECTION TO ABSTAIN FROM VOTING WITH RESPECT TO APPROVAL OF SUCH PROPOSALS. THE INDIVIDUALS NAMED ABOVE ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares held by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN WITH RESPECT TO THE BELOW PROPOSALS, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE BOARD AMENDMENT AND FOR THE ELECTION OF THE NOMINEES, INCLUDING CUMULATIVELY FOR ALL OR FEWER THAN ALL OF THE NOMINEES, AND WILL NOT BE VOTED FOR PROPOSALS 3 THROUGH 5.

1.   Approval of Board Amendment

  (  ) FOR            (  ) AGAINST             (  ) ABSTAIN



2.   Election of Directors

     Nominees: John Cronin, Robert H. Hesse, Scott Mager, Shane
     O'Neill and Richard Perkins

  (  ) FOR ALL         (  ) WITHHOLD ALL       (  ) FOR ALL Except
                                                    Nominee(s)
                                                    written below
                                                    (give name(s)
                                                    to operator)

3. Approve the exclusive license grant of the IN Patents to TWIN Entertainment in the territory pursuant to the joint venture license agreement, dated as of January 31, 2000:

  (  ) FOR            (  ) AGAINST             (  ) ABSTAIN


4. Approve the amendment to INNN's 1999 Stock Option Plan to increase the number of shares reserved for issuance thereunder:

  (  ) FOR            (  ) AGAINST             (  ) ABSTAIN


5. Ratify the appointment of Marc Lumer & Company as the independent public accountants of INNN for the fiscal year ending December 31, 2000:

  (  ) FOR            (  ) AGAINST             (  ) ABSTAIN


6. In their discretion with respect to any other matters as may properly come before the Annual Meeting.

This proxy will be valid until the sooner of one year from the date indicated below and the completion of the Annual Meeting.

When shares are held jointly, joint owners should each sign (give name(s) to the operator). Executors, Administrators, Trustees, etc., should indicate the capacity in which signing.

                                     Page 4

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If you need assistance voting your shares, please call Innisfree M&A
Incorporated TOLL FREE 1-(888) 750-5834


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